CERTIFICATION OF THE CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Auxilio, Inc. and Subsidiary (the “Company”) on Form 10-K for the year ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Joseph J. Flynn, Chief Executive Officer and Paul T. Anthony Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date:  March 31, 2010

                                                                By:               /s/ Joseph J. Flynn

                                                                        Joseph J. Flynn, Chief Executive Officer

                                                             By:                  /s/ Paul T. Anthony

                                                                        Paul T. Anthony, Principal Financial Officer